FGT2 P-1
                        SUPPLEMENT DATED OCTOBER 22, 2008
                    TO THE PROSPECTUS DATED DECEMBER 1, 2007
                              as previously amended
                    Franklin Templeton Core Fixed Income Fund
                 Franklin Templeton Core Plus Fixed Income Fund
                         Series of Franklin Global Trust

The Prospectus is amended by adding the following to the section
"Buying Shares"

Effective October 22, 2008, the Funds are closed to new investments, including additional investments by existing shareholders or by exchange from another fund, with limited exceptions. After the closure date, additional purchases may be made by: (1) Employee Sponsored Retirement Plans with participant accounts invested in the Funds on the closure date; and (2) existing shareholders through reinvestment of dividends and capital gains distributions. The Funds reserve the right to change this policy at any time.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE